NOTE 12 - PROVISION FOR INCOME TAXES - Deferred Tax Assets and Reconciliation of Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Jun. 30, 2023
Income Tax Disclosure [Abstract]
Net Operating loss carryforward	$ 15,540,294	$ 12,332,310
Effective Income Tax Rate Reconciliation, Percent	2100.00%	2100.00%
Deferred tax asset	$ 3,263,462	$ 2,589,785
Foreign taxes	(7,118)	(7,242)
Less: valuation allowance	2,816,209	2,136,141
Net deferred tax asset	$ 440,135	$ 446,402	$ 454,704